November 1996


Dear Fellow Shareholder:

The investment returns of the Capital Value Fund Portfolios for the six month period ended September 30, 1996, are discussed in the following pages.

Over the last six months the stock market and bond market have moved in quite divergent directions. The stock market, as measured by the total return of the S&P 500, is up 7.72 percent over the last six months. Bonds, on the other hand, have struggled, with the Lehman Aggregate Index advancing only 2.43 percent during the period.

It is uncommon for the stock market to advance so strongly while at the same time rising interest rates reduce bond values. Over the last six months, our economy has experienced conflicting trends. First, we have seen some signs of possible wage pressures -- average hourly earnings have risen slightly while the unemployment rate has declined. Resulting inflation fears have led to a rise in interest rates during the period from roughly 6.70% to 7.20%. These rising rates have hurt bond values.

Rising interest rates often hurt the stock market due to concerns about slower economic growth and because higher bond yields make bonds more attractive alternatives to stocks. So why has the stock market continued to advance strongly?

The answer lies, at least in part, in a dramatic growth in corporate profits over the last few years. Through restructuring and downsizing efforts, and through strong demand in the technology sector, corporate profits have grown at a 20-percent-plus annual rate.

In our view, inflation fears and the euphoria over corporate profit growth are both overdone. Inflation remains well in control. By the most common measures, inflation is running at an annual rate of 1.80 to 2.95 percent -- little more than a year ago. And the spurt in corporate profit growth is already over. Year-over-year growth in earnings as of the last quarter has collapsed to near zero.

As a result, we find an increasing imbalance between the values offered by the interest sensitive sectors of the market -- bonds, utilities, financial stocks -- and the more cyclical sectors of the economy. As we discuss in greater particularity below, our fundamental outlook has penalized the short term performance of your Capital Value Fund Portfolios. On the other hand, we believe that our present investment posture offers significant downside protection to shareholders when the anticipated adjustment to more "normal" valuations occurs.

We appreciate your continued support of the Capital Value Fund, and your patience during this period of challenging performance. Please call us at 1-800-798-1819 with any questions about the Portfolios or their performance.


Sincerely,




Robert G. Millen
Chairman, Capital Value Fund, Inc.
President, Capital Value Corporation





David W. Miles
President, Capital Value Fund, Inc.
Senior Managing Director,
Investors Management Group

                         CAPITAL VALUE EQUITY PORTFOLIO

The U.S. stock market rebounded from a brief July correction to record another strong gain in the six month period ended September 30, 1996, with the S&P 500 Composite posting a total return of 7.72 percent.

For the six-month period ended September 30, 1996, the Initial and Select shares of the Capital Value Equity Portfolio generated total returns of 1.20 percent and 1.46 percent, respectively. The shares' underperformance relative to the S&P 500 reflects the poor performance of the interest-sensitive telecommunications and electric utilities shares. The weaknesses in these areas more than offset strong gains in the Portfolio's regional bank stocks and drug stocks.

Our investment strategy remains based on the premise that growth in both the economy and corporate profits will prove disappointing in the near term. Corporate profitability has benefited in the last few years from dramatic restructuring and downsizing, the liquidation of debt and lower tax burdens. We believe that most of the benefits of these trends have been booked and that profit growth will be pulled down in line with the much more sluggish trend in corporate sales growth.

In an environment of sluggish profit growth and slowing economic momentum, we think that investor interest will gravitate toward two sectors of the equity market: (1) economically "defensive" companies with stable and highly predictable earnings patterns and (2) interest-sensitive companies which are positioned to benefit from declining long-term interest rates. The Portfolio therefore remains overweighted in consumer nondurables industries, including foods, drugs and consumer services; financial services, including regional banks and insurance companies; and the utilities sector, including gas and electric utilities and the telecommunications area. In addition, we have maintained the Portfolio's position in long-term Treasury bonds on the belief that long-term interest rates will fall as the economy loses steam. We continue to avoid so-called "deep cyclicals" such as the chemical, paper, auto, and machinery stocks. Capacity growth in these areas now outstrips demand, raising the prospect of disappointing earnings in the next several quarters. In a similar vein, earnings growth in the technology sector has already tumbled sharply, and, based on the rash of negative profit "pre-announcements" from computer and chip makers in the last two quarters, still has further to fall. We continue to avoid the technology sector.

Finally, we believe that an emphasis on a high portfolio dividend yield is appropriate in the current market environment. The dividend yield on the S&P 500 has collapsed to a record low of 2.05 percent, meaning that the current income stream generated by the stock market has never been smaller. The Portfolio's current yield is substantially higher at 3.70 percent. It is worth remembering that, historically, dividend payments have provided nearly half of the stock market's total return. While yield-oriented strategies have not paid off so far in 1996, we believe that the traditional high-yielding sectors, such as the finance and utilities stocks, continue to offer better relative value than most market sectors. In addition, the dividend cushion should provide substantial downside protection if the bull market hits a rough patch in the months ahead.


DOUGLAS R. RAMSEY, CFA                       JAMES W. PAULSEN, PH.D.
SENIOR EQUITY ANALYST                        PORTFOLIO MANAGER

                      CAPITAL VALUE TOTAL RETURN PORTFOLIO


For the six-month period ended September 30, 1996, the Total Return Portfolio increased in value with Initial and Select shares achieving total returns of
1.46 percent and 1.71 percent, respectively. For the same period, the benchmark index, which is comprised of 50 percent of the S&P 500 Index and 50 percent of the Lehman Aggregate Bond Index, generated a total return of 5.11 percent.

The stock market has outperformed the bond market over this period; 7.72 percent versus 2.42 percent. The Portfolio has had a heavier weighting to bonds with an asset allocation of 60 percent bonds and 40 percent stocks. This is the primary reason for the underperformance of the Portfolio. In addition, the conservative posture of the stock portion of the portfolio and the longer average maturity of the bond portion of the portfolio has hindered performance.

Due to the large gains in employment over the last six months, the financial markets have factored in faster economic growth. The potential for faster economic growth leading to higher inflation has caused long-term interest rates to continue to rise. Wage pressures have accelerated slightly this year to 3.5 percent from 3.0 percent a year ago, as the unemployment rate has declined to near 5 percent. The economy is showing signs of slowing, but it is uncertain whether it will slow enough to ease inflationary pressures. Several factors are likely to keep inflation under control. First, industrial capacity is growing faster than demand. This should keep bottlenecks from developing. Second, the use of debt has slowed considerably in the 1990s. This should keep demand from outstripping supply. Third, the Federal Reserve is focused on inflation. This focus should cause them to act before inflation runs out of control.

In our view, bonds offer much more compelling value than stocks. If inflation remains under control, long-term interest rates should decline and bond prices should appreciate. The stock market, meanwhile, may not keep pace since corporate profits are no longer rising. Therefore, we have overweighted bonds in the Portfolio.

With these thoughts in mind, the equity portion of the Portfolio continues to emphasize stocks that offer consistent earnings growth regardless of economic conditions and those that offer above-average yields. Stocks with these characteristics will hold their value better if corporate profits come under pressure. Sectors which we are emphasizing include utilities, finance, and consumer nondurables.

Weaker economic growth and moderate inflation should allow long-term interest rates to decline in the final quarter of 1996 and into 1997. The duration of the fixed income portion of the Portfolio is currently 20 percent longer than the index. We remain significantly underweighted in mortgage pass-throughs. Mortgages have recently outperformed comparable Treasuries, but if long-term interest rates decline from here mortgages will lag. We continue to be selective in the corporate bond market, since corporate bonds may also underperform, if the economy weakens. We have augmented the yield of the portfolio by purchasing taxable municipal bonds. These bonds provide yields greater than corporate bonds and are less sensitive to the economic cycle.

In conclusion, the Portfolio is positioned for slowing economic growth, lower interest rates, and stable inflation. In this environment, long-term interest rates should decline as inflation fears dissipate. Bonds should outperform stocks and stocks which exhibit consistent unit growth should outperform cyclical stocks.



Kathryn D. Beyer, CFA                      Douglas R. Ramsey, CFA
Portfolio Manager                          Senior Equity Analyst



Jeffrey D. Lorenzen, CFA                   James W. Paulsen, Ph.D.
Portfolio Manager                          Portfolio Manager

                      CAPITAL VALUE FIXED INCOME PORTFOLIO

The Capital Value Fixed Income Select and Initial Shares provided a quarterly total return of 1.65 and 1.52 percent versus the Lehman Aggregate index of 1.85 percent. For the six month period ended September 30, 1996, the Select and Initial Shares have provided a total return of 1.83 and 1.57 percent, respectively, versus the Lehman Aggregate Index of 2.43.

During the quarter, interest rates remained quite volatile. The long treasury bond traded in a range between 6.70 percent and 7.20 percent during most of the period. This higher volatility has been due to increased fear of inflation and continued economic expansion.

Inflation, in our view, still remains well controlled. The CRB Raw Industrial index, a basket of raw industrial commodities, is up 1.80 percent year over year The Journal of Commerce Index, also an industrial commodity index, is actually down 2.95 percent year over year. These two indexes are commonly viewed in reference to the level of inflation seen in the manufacturing portion of the economy, and both show little sign of inflationary pressure.

The only area of the economy which appears to show any sign of inflationary pressure is in employment. The US Average Hourly Earnings have risen 3.50 percent year over year while the unemployment rate has declined to 5.10 percent. As the employment markets become tighter, this may be an area where inflationary pressure may arise.

While high employment concerns us, we believe this will subside as the higher level of interest rates curtail production and weaken demand. Whether this occurs in the next month, or the next six months we are unsure, but we are confident that these rates will slow the economy and reduce the inflation fears which exist. Provided the current level of inflation remains under 3.00 percent, the market does not warrant a real rate of return on the thirty year treasury of
4.00 percent. Historically, the real return seen on the thirty year treasury has been 3.00 percent, which means that if inflation stays low, interest rates will need to fall.

Currently, we are managing the bond investments with expectations of flat to falling interest rates. We believe that bonds offer attractive values at these interest rate levels. We, however, are long in average maturity to the index in order to reap more yield and price performance, and we are neutral to the slope of the curve. We believe that the difference in yield between maturities is fair value for the current environment and are only overweighing the longer maturities. More recently we have added some additional yield with the purchase of taxable municipals. These offer great value and substantial yield pick up versus treasuries. We remain underweighted in mortgage-backed securities and other bonds which carry higher levels of call risk. In periods where interest fluctuates within a narrow band, portfolios with higher yields tend to outperform and have thus focused on increasing performance through incremental yield pick up trades.



Jeffrey D. Lorenzen, CFA      Kathyrn D. Beyer, CFA      James W. Paulsen, Ph.D.
Portfolio Manager             Portfolio Manager          Portfolio Manager

                  CAPITAL VALUE SHORT-TERM GOVERNMENT PORTFOLIO


The investment objective of the Short-Term Government Portfolio is to provide as high a level of current income as is consistent with minimum fluctuations in principal value. Under normal circumstances, the Portfolio invests at least 75% of its total assets in U.S. Government Securities. The Portfolio seeks to maintain a dollar weighted average portfolio maturity between one and three years.

For the six month period ended September 30, 1996, the total return of Initial and Select shares was 2.00 percent and 2.26 percent, respectively, versus the total return of the Lehman 1-3 year Government Index of 2.75 percent. The underperformance was due to the longer average maturity of the Fund than the Index. This hindered performance as short-term interest rates rose by approximately 0.35 percent during the period.

The yield curve continued to steepen during the past six months. At the end of September, the differential between three-month Treasury bills and thirty-year Treasury bonds was nearly 2.00 percent. Six months ago the differential was about 1.50 percent. Most of this steepening occurred between the three-month and one-year portion of the yield curve.

The bond market continues to be quite concerned about inflation. Wage pressures have accelerated slightly this year to 3.50 percent from 3.00 percent a year ago, as the unemployment rate has declined to near 5.00 percent. The economy is showing signs of slowing, but it is uncertain whether it will slow enough to ease inflationary pressures. However, several factors are likely to keep inflation under control. First, industrial capacity is growing faster than demand. This should keep bottlenecks from developing. Second, the use of debt has slowed considerably in the 1990s. This should keep demand from outstripping supply. Third, the Federal Reserve is focused on inflation. This focus should cause them to act before inflation runs out of control.

If the economy continues to grow at a slow to moderate pace and inflation remains under control, short-term interest rates should stabilize. The potential for a slight rise in short-term interest rates has, however, increased due to tight labor market conditions. Given these conditions, the average maturity of the fund has been shortened from 2.4 to 2.1 years over the course of the last six months. Since the yield curve has steepened, the maturity structure of the portfolio has been moved to a more barbelled posture, with an emphasis on securities maturing in the next six months and those maturing in three to four years. An additional focus in the last six months has been to increase the overall yield of the portfolio.

In summary, the Portfolio is positioned for a stable to slightly higher short-term interest rate environment and a flatter yield curve. We plan to closely monitor the average maturity and yield curve posture of the portfolio as market conditions change. As always, we continue to analyze yield enhancement opportunities within the parameters outlined in the prospectus.



KATHRYN D. BEYER           JEFFREY D. LORENZEN           JAMES W. PAULSEN, PH.D.
PORTFOLIO MANAGER          PORTFOLIO MANAGER             PORTFOLIO MANAGER

                   CAPITAL VALUE PRIME MONEY MARKET PORTFOLIO


The  Prime  Money  Market   Portfolio  is  managed  for  high  current   income,
preservation of capital, and liquidity. The portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions.

As of September 30, 1996, the Prime Money Market Portfolio 7-day yield was 4.70 percent compared to the Donoghue First Tier Money Fund Composite of 4.75 percent.

The Prime Money Market Portfolio currently holds 26.96 percent in repurchase agreements, 27.08 percent in corporate obligations, 28.89 percent in government and agency securities, 2.66 percent in taxable municipal bonds, and 14.01 in high grade commercial paper. Within these, 50.51 percent adjust within a one-week period and are very sensitive to interest rates. The remaining 49.49 percent of the holdings mature between 14 and 397 days.

During the last six months, 1-year Treasury bill yield has increased thirty-one basis points from 5.38 percent to 5.69 percent, reaching a low in April of 5.37 percent and a high in July of 5.96 percent. Over this period, the short-term part of the yield curve has steepened with an 11 basis point decrease in the three month part of the curve and a 30 basis point increase in the one year portion.

Recently, short-term interest rates have been somewhat volatile due to mixed expectations in regard to the actions the Fed would take at their September FOMC meeting where, in fact, the targeted fed funds rate was left unchanged at 5.25. We believe short-term interest rates will remain fairly stable at these lower rates until signs of further Fed action arise. With this view, we are continuing to keep the portfolio's average maturity greater than the index in order to capture more yield without adding a large amount of risk.

Regardless of the economic environment, we are committed to providing quality returns with a high degree of safety and liquidity. We believe the Portfolio is structured to perform well in the future and will continue to use our best efforts.



Jeffrey D. Lorenzen, CFA      Kathryn D. Beyer, CFA      James W. Paulsen, Ph.D.
Portfolio Manager             Portfolio Manager          Portfolio Manager

                       CAPITAL VALUE FUND MANAGEMENT TEAM


KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer serves as a fixed income strategist. Prior to joining IMG, she served as the director of mortgage-backed securities and as a corporate bond fixed income analyst for Central Life Assurance Company. She received her M.B.A. from Drake University and her B.S. from Iowa State University.

JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen serves as a fixed income strategist. Prior to joining IMG, he served as a senior analyst for The Statesman Group under both the corporate and mortgage-backed portfolios. He received his M.B.A. from Drake University and his B.B.A. from the University of Iowa.

JAMES W. PAULSEN, PH.D., SENIOR MANAGING DIRECTOR. Dr. Paulsen is the advisor's chief portfolio strategist and chairs IMG's Investment Policy Committee. Prior to joining IMG, he served as president of a Cedar Rapids, Iowa investment firm. He received his Doctorate in economics and his B.S. from Iowa State University.


DOUGLAS R. RAMSEY, CFA SENIOR EQUITY ANALYST. Mr. Ramsey serves as IMG's senior equity analyst. Prior to joining IMG, he was a securities analyst at a Minneapolis-based regional brokerage firm and a securities analyst and economist at a Cedar Rapids, Iowa-based investment firm. Doug received his B.A. degree in business administration and economics from Coe College and his M.A. degree in economics from Ohio State University.

                            CAPITAL VALUE FUND, INC.
                                EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
COMMON STOCK (83.09%)
UTILITIES (17.31%)
   20,300   Central & S.W. Corp.                                   $    527,800
   21,700   Central Louisiana Electric                                  566,913
   18,400   Consolidated Edison of NY                                   510,600
   18,000   DTE Energy Company                                          504,000
   23,500   Enova corporation                                           519,937
   11,800   Santa Fe Pacific Pipe                                       423,325
   25,500   Shouth Jersey Industries                                    599,250
   16,800   WPS Resources Corp                                          510,300
                                                                   ------------
                                                                      4,162,125
                                                                   ------------
ELECTRONIC TECHNOLOGY (8.89%)
   11,600   Ameritech Corporation                                       610,450
   13,000   Nynex Corp.                                                 565,500
   20,900   Tele Danmark                                                493,762
   10,000   U.S. Media Group                                            168,750
   10,000   U.S. West, Inc.                                             297,500
                                                                   ------------
                                                                      2,135,962
                                                                   ------------
FINANCE (14.93%)
    9,500   Ambac Inc.                                                  529,625
   23,800   American Heritage Life                                      484,925
   12,970   Banc One Corp.                                              531,770
   10,400   Chubb Corp                                                  478,400
   11,900   Key Corp.                                                   523,600
   12,900   National City Corp                                          543,413
   11,500   Providan                                                    494,500
                                                                   ------------
                                                                      3,586,233
CONSUMER SERVICES (4.37%)
   13,800   Knight-Ridder Inc.                                          510,600
   22,500   Luby's Cafeterias, Inc.                                     540,000
                                                                   ------------
                                                                      1,050,600
                                                                   ------------
CONSUMER NON-DURABLES (13.64%)
   18,400   American Greetings                                          526,700
    8,400   General Mills Inc.                                          507,150
   24,400   Hormel Foods Corp.                                          570,350
    7,000   Kimberly-Clark Corp.                                        616,874
   20,500   Rubbermaid, Inc.                                            502,250
   18,700   UST, Inc.                                                   553,988
                                                                   ------------
                                                                      3,277,312
                                                                   ------------
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                            EQUITY PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY (9.12%)
   12,600   Abbott Laboratories                                    $    620,550
    8,800   American Home Products                                      561,000
    5,800   Bristol-Meyers Squibb Co.                                   558,975
   10,930   Pharmacia & Upjohn, Inc.                                    450,863
                                                                   ------------
                                                                      2,191,388
                                                                   ------------
PROCESS INDUSTRIES (4.07%)
    8,500   Great Lakes Chemical                                        484,500
   17,900   Sonoco Products Co                                          492,250
                                                                   ------------
                                                                        976,750
                                                                   ------------
PRODUCER MANUFACTURING (2.28%)
   12,500   Genuine Parts Co.                                           546,875
                                                                   ------------

INDUSTRIAL SERVICES (6.36%)
   11,900   Flightsafety International                                  531,038
    6,700   Grainger (W.W.), Inc.                                       470,675
   16,000   WMX Technologies, Incorporated                              526,000
                                                                   ------------
                                                                      1,527,713
                                                                   ------------
ENERGY (2.12%)
    4,000   Atlantic Richfield Co.                                      510,000
                                                                   ------------
            Total Common Stocks
            (Cost $17,705,294)                                       19,964,958
                                                                   ------------

U.S. GOVERNMENT SECURITIES (14.98%)
8,545,000   Treasury Principal Strips, 7.24%, 5/15/20                 1,592,446
1,965,000   U.S. Treasury Bond, 7.25%, 05/15/16                       2,007,031
                                                                   ------------
            Total U.S. Government Securities                          3,599,477
            (cost $3,779,870)                                      ------------


See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                            EQUITY PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (2.97%)
  712,433   Merrill Lynch/LMS Repo 5.68% 10/1/96 (Cost $712,433)   $    712,433
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES (101.04%)
            (Cost $22,197,597)                                       24,276,868
                                                                   ------------

            Other Assets and Liabilities, Net (-1.04%)                 (249,688)
                                                                   ------------
            NET ASSETS 100.0%                                      $ 24,027,180
                                                                   ============


Based on the cost of investments of $22,197,597 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $2,878,443 the aggregate gross unrealized depreciation was $799,172 and the net unrealized appreciation was $2,079,271.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                             TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
COMMON STOCK (39.14%)
UTILITIES (8.32%)
    8,300   Central & S.W. Corp.                                   $    215,800
    8,800   Central Louisiana Electric                                  229,900
   10,000   Consolidated Edison of NY                                   277,500
    7,300   DTE Energy Company                                          204,400
   10,800   Enova Corporation                                           238,950
    5,600   Sante Fe Pacific Pipe                                       200,900
    9,000   South Jersey Industries                                     211,500
    6,600   WPS Resources Corp                                          200,476
                                                                   ------------
                                                                      1,779,426
                                                                   ------------

ELECTRONIC TECHNOLOGY (4.74%)
    5,600   Ameritech Corporation                                       294,700
    6,700   Nynex Corp.                                                 291,450
    9,000   Tele Danmark                                                212,624
    4,800   U.S. Media Group                                             81,000
    4,800   U.S. West, Inc.                                             142,800
                                                                   ------------
                                                                      1,022,574
                                                                   ------------
FINANCE (8.91%)
    4,900   Ambac Inc.                                                  273,175
   13,100   American Heritage Life                                      266,913
    6,540   Banc One Corp                                               268,140
    5,300   Chubb Corp                                                  243,800
    7,100   Key Corp.                                                   312,400
    7,300   National City Corp                                          307,513
    5,600   Providian                                                   240,800
                                                                   ------------
                                                                      1,912,741
                                                                   ------------
Consumer Services (2.48%)
    7,000   Knight-Ridder Inc.                                          259,000
   11,400   Luby's Cafeterias, Inc                                      273,600
                                                                   ------------
                                                                        532,600
                                                                   ------------

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         TOTAL RETURN PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.92%)
    6,800   American Greetings                                     $    194,650
    4,300   General Mills Inc.                                          259,611
    8,700   Hormel Foods Corp.                                          203,363
    7,500   Rubbermaid Inc.                                             183,750
    7,300   UST, Inc.                                                   216,263
                                                                   ------------
                                                                      1,057,637
                                                                   ------------
HEALTH TECHNOLOGY (3.58%)
    4,050   American Home Products                                      258,187
    2,600   Bristol-Meyer Squibb Co.                                    250,575
    6,325   Pharmacia & Upjohn, Inc.                                    260,906
                                                                   ------------
                                                                        769,668
                                                                   ------------
PROCESS INDUSTRIES ( 1.06%)
    8,300   Sonoco Products Co.                                         228,250
                                                                   ------------

PRODUCER MANUFACTURING (1.24%)
    6,100   Genuine Parts Co.                                           266,875
                                                                   ------------

INDUSTRIAL SERVICES (2.35%)
    3,400   Grainger (W.W.), Inc.                                       238,850
    8,100   WMX Technologies, Incorporated                              266,287
                                                                   ------------
                                                                        505,137
                                                                   ------------
ENERGY (1.54%)
    2,600   Atlantic Richfield                                          331,500
                                                                   ------------

            Total Common Stocks
            (Cost $7,494,844)                                         8,406,408
                                                                   ------------

U.S. GOVERNMENT SECURITIES (30.74%)
U.S. Treasury Bonds (13.28%)
2,550,000   U.S. T-Bond, 7.25%, 5/15/16                               2,604,545
  205,000   U.S. T-Bond, 8.875%, 2/15/19                                246,379
                                                                   ------------
                                                                      2,850,924
                                                                   ------------

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         TOTAL RETURN PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (17.46%)
  300,000   U.S. T-Note, 5.875%, 2/15/04                           $    286,737
1,140,000   U.S. T-Note, 6.25%, 2/15/03                               1,121,008
1,190,000   U.S. T-Note, 6.875%, 3/31/00                              1,208,207
  650,000   U.S. T-Note, 7.875%, 8/15/01                                687,447
  450,000   U.S. T-Note, 6.375%, 8/15/02                                446,751
                                                                   ------------
                                                                      3,750,150
                                                                   ------------
            Total Government Securities
            (Cost $6,608,824)                                         6,601,074
                                                                   ------------
CORPORATE BONDS (9.54%)
  150,000   Ford Capital BV, 10.125%, 11/15/00                          166,875
  420,000   GMAC, 8.875%, 6/1/10                                        474,075
  210,000   HUBCO, Inc 7.75%, 1/15/04                                   208,585
  250,000   Hydro-Quebec, 8.25%, 1/15/27                                258,438
  250,000   Lehman Brothers, 8.05%, 1/15/19                             252,695
  242,000   Manitoba, 7.75%, 7/17/16                                    248,147
  275,000   Naples, City of, Italy, 7.52%, 7/15/06                      278,278
  150,000   Nova Scotia, 8.25%, 11/15/19                                163,125
                                                                   ------------

            Total Corporate Bonds
            (Cost $2,063,604)                                         2,050,218
                                                                   ------------

TAXABLE MUNICIPAL BONDS (7.14%)
  205,000   Berry Creek Met Dist, CO, 6.65%, 12/01/01                   198,081
  345,000   Fulton, Mo IMPT Taxable, Sinking Fund 7.60%, 7/1/11         348,450
  200,000   Longview, TX Economic Dev, 8.25%, 9/15/07                   211,788
  200,000   New Orleans, LA HSG. Dev, 8.00%, 12/1/03                    198,500
  155,101   Oregon Department of Transportation, 9.0%, 6/15/00          162,335
  100,000   Texas St. G.O. Taxable, 8.70%, 12/01/09                     111,375
  300,000   Volusia Cnty., FL Hlth, 7.40%, 6/1/03                       301,875
                                                                   ------------

            Total Municipal Bonds
            (Cost $1,522,427)                                         1,532,404
                                                                   ------------

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         TOTAL RETURN PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (10.55%)
COLLATERALIZED MORTGAGE OBLIGATIONS (8.80%)
  161,578   Chase Mtge. Finance Corp, 5.75%, 4/25/09               $    158,787
   47,631   Citicopr Mtge. Sec. 1987-13 a3, 9.35%, 6/1/10                47,397
  175,000   Collateralized Mtge. SEC Corp., 7.0%, 9/20/21               165,723
  230,379   FHLMC 1250F, 7.00%, 4/15/19                                 230,990
   84,133   FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                  84,265
  162,000   FNMA 1990-130E, Zero Coupon, 8/25/19, 11.14%**              112,584
  124,881   FNMA 1991-8 E, 7.50%, 6/25/17                               125,274
  166,439   Green Tree Acceptance 1987B Class A, 9.55%, 5/15/07         171,926
  173,722   Housing Securities, Inc 1992-F F11, Zero Coupon,
                    11/25/07, 9.06%**                                   125,148
  206,304   Housing Securities, Inc 1993-E, E-14, Zero Coupon,
                    9/25/08,10.33%**                                    146,154
  134,398   Kidder Peabody Mtge Asset Trust Class 5G, 8.45%, 5/20/18    133,809
   38,249   Prudential Home Mortgage Sec, 7.50%, 5/25/22                 38,250
  107,683   Residential Funding Mtg Sec. I Series 1993-S7 Class A6,
                    7.15%, 2/25/08                                      107,387
   58,192   Resolution Trust Corp. Series 1992-17 Class A1, Variable
                    Rate, 12/25/20, 8.858%*                              58,678
  272,195   Salomon Mortgage Sec. VII, Zero Coupon, 2/25/25, 10.69%**   185,466
                                                                   ------------
                                                                      1,891,838
                                                                   ------------

FHLMC MORTGAGE-BACKED POOLS (0.22%)
   45,380   FHLMC #A00851, 8.50%, 12/1/19                                46,528
                                                                   ------------

GNMA MORTGAGE-BACKED POOLS (1.53%)
  159,127   GNMA #305975, 9.00%, 7/15/21                                166,342
   71,803   GNMA #318184, 8.50%, 11/15/21                                73,744
   89,393   GNMA #359600, 7.50%, 7/15/23                                 88,275
                                                                   ------------
                                                                        328,361
                                                                   ------------
            Total Mortgage-Backed Securities
            (Cost $2,216,804)                                         2,266,727
                                                                   ------------


* Denotes a floating rate investment with interest rate as of September 30, 1996.
** Interest presented for zero coupon bond equates effective yield at date of purchase.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         TOTAL RETURN PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (3.26%)
  699,766   Norwest Cash Investment Fund, 5.11% (cost $699,766)    $    699,766
                                                                   ------------

            TOTAL INVESTMENTS IN SECURITIES (100.37%)
            (Cost $20,606,269)                                       21,556,597
                                                                   ------------

            Other Assets and Liabilities, Net (-0.37%)                  (80,211)
                                                                   ------------
            NET ASSETS 100.0%                                      $ 21,476,386
                                                                   ============




Based on the cost of investments of $20,606,269 for federal income tax purposes at September 30,1996, the aggregate gross unrealized appreciation was $1,333,138, the aggregate gross unrealized depreciation was $382,810 and the net unrealized appreciation was $950,328.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                             FIXED INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (47.69%)
U.S. GOVERNMENT AGENCIES (2.53%)
  250,000   FNMA, 6.59%, 5/24/01                                   $    249,480
                                                                   ------------

U.S. TREASURY BONDS (19.38%)
1,025,000   U.S. T-Bond, 7.25%, 5/15/16                               1,046,925
  450,000   U.S. T-Bond, 8.125%, 5/15/21                                504,666
  300,000   U.S. T-Bond, 8.875%, 2/15/19                                360,555
                                                                   ------------
                                                                      1,912,146
                                                                   ------------
U.S. TREASURY NOTES (25.78%)
  255,000   U.S. T-Note, 6.25%, 2/15/03                                 250,752
  550,000   U.S. T-Note, 6.875%, 3/31/00                                558,414
  890,000   U.S. T-Note, 7.875%, 8/15/01                                941,273
  400,000   U.S. T-Note, 6.375%, 8/15/02                                397,112
  400,000   U.S. T-Note, 6.50%, 5/15/05                                 395,040
                                                                   ------------
                                                                      2,542,591
                                                                   ------------
            Total Government Securities
            (Cost $4,751,776)                                         4,704,217
                                                                   ------------

CORPORATE BONDS (16.52%)
  350,000   GMAC, 8.875%, 6/1/10                                        395,062
  160,000   HUBCO, Inc, 7.75%, 1/15/04                                  158,921
  220,000   Lehman Brother, 8.05%, 1/15/19                              222,372
  315,000   Manitoba, 7.75%, 7/17/16                                    323,001
  250,000   Naples, City of Italy, 7.52%, 7/15/06
                    (Sinking Fund Begins 1/15/98)                       252,980
  255,000   Nova Scotia, 8.25%, 11/15/19                                277,313
                                                                   ------------

            Total Corporate Bonds
            (Cost $1,645,768)                                         1,629,649
                                                                   ------------

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         FIXED INCOME PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (14.50%)
  220,000   Berry Creek Met Dist, CO, 6.85%, 12/01/02              $    212,025
  120,000   Cottonwood Cnty, MN, 7.30%, 2/01/00                         120,300
  105,000   Iowa Lakes Community College. 7.70%, 6/01/04                105,525
  100,000   Kirkwood Community College, 7.65%, 6/01/01                  101,464
  155,101   Oregon D.O.T, 9.00%, 6/15/00                                162,335
  350,000   San Antonio, TX Cert Oblig Taxable, 6.65%, 8/01/09          324,352
  165,000   ST. Paul, MN Port Authority, 6.65%, 9/01/99                 164,588
   75,000   Texas St. G.O. Taxable, 8.70%, 12/1/09                       83,531
  155,000   Washington State Housing Fin Antichoch University,
                         7.55%, 1/01/03                                 156,502
                                                                   ------------
            Total Municipal Bonds
            (Cost $1,444,711)                                         1,430,622
                                                                   ------------
MORTGAGE BACKED SECURITIES (21.26%)
COLLATERALIZED MORTGAGE OBLIGATIONS (11.85%)
   44,346   Citicorp Morgage Securities 1987-13, 9.35% 6/1/10            44,127
  240,712   Countrywide Funding Corp 1994-9 A2, 6.50%, 5/25/24          236,228
  215,000   FHLMC Series 1561 Class TA, Zero Coupon, 8/15/08, 9.24%*    108,248
   93,284   FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                  93,431
   44,840   FNMA Series 1991 Class E, 8.50%, 4/25/05                     45,398
   75,270   FNMA 1991-91A, Zero, 7/25/98, 7.73%*                         68,540
  150,345   GE Cap Mtge. Serv. 1994-1 A1, 5.70%, 1/25/24                147,879
  145,266   Housing Securities, Inc. 1993-C C3, Zero Coupon,
                         5/25/08, 9.24%*                                104,785
  194,626   Housing Securities, Inc 1993-E E-14, Zero Coupon,
                         9/25/08, 10.33%*                               137,881
   50,706   Prudential Home Mort Securities, 1992-6 Class A3,
                         7.00%, 4/25/99                                  50,725
   38,249   Prudential Home Mortgage Securities, 7.50%, 5/25/22          38,250
  136,098   Salomon Mortgage Sec. VII, Zero Coupon, 2/25/25, 10.69%*     92,733
                                                                   ------------
                                                                      1,168,225
                                                                   ------------
FHLMC MORTGAGE-BACKED POOLS (1.07%)
  103,224   FHLMC #C00126, 8.50%, 6/1/22                                105,858
                                                                   ------------

*Interest presented for zero coupon bond equates effective yield at date of purchase.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         FIXED INCOME PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
GNMA MORTGAGE-BACKED POOLS (8.34%)
  208,265   GNMA #315929, 9.0%, 6/15/22                            $    218,418
  266,630   GNMA #341681, 8.5%, 1/15/23                                 274,056
  333,825   GNMA #354189, 7.5%, 5/15/23                                 330,203
                                                                   ------------
                                                                        822,677
                                                                   ------------

            Total Mortgage-Backed Securities
            (Cost $2,062,275)                                         2,096,760
                                                                   ------------

CASH EQUIVALENTS (4.70%)
  464,066   Norwest Cash Investment Fund, 5.11% (cost $464,066)         464,066
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES (104.67%)
            (Cost $10,368,596)                                       10,325,314
                                                                   ------------
            Other Assets and Liabilities, Net (-4.67%)                 (460,997)
                                                                   ------------
            NET ASSETS 100.0%                                      $  9,864,317
                                                                   ============


Based on the cost of investments of $10,368,596 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $124,183, the aggregate gross unrealized depreciation was $167,465 and the net unrealized depreciation was $43,282

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                         SHORT-TERM GOVERNMENT PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (57.30%)
GOVERNMENT AGENCIES (49.84%)
  550,000   Farmermac NTN, 6.69%, 2/10/00                          $    552,876
  200,000   Federal Farm Credit Inverse Floater, 7/28/97, 4.850%*       194,516
   50,000   FFCB Structured Note, 4.65%, 3/2/98                          48,971
  250,000   FHLMC, 7.685%, 3/2/00                                       253,733
  150,000   FNMA, 6.05%, 1/12/98                                        149,910
   40,000   FNMA Medium-term Note, 5.35%, 12/26/96                       39,960
   75,000   Government Export Trust, 4.85%, 11/01/97                     74,672
    3,856   Govt TR Cert. Israel, 9.25%, 11/15/96                         3,864
   55,000   Govt TR Cert. Israel, 9.25%, 11/15/01                        58,654
  104,182   Greece Trust, 8.0%, 5/15/98                                 105,727
  500,000   SLMA 7.50%, 3/08/00                                         514,960
  200,000   SLMA Foater, 1/29/97, 5.82%*                                200,122
  100,000   SLMA FLoater, 6/1/98, 4.815%*                                97,761
                                                                   ------------
                                                                      2,295,726
                                                                   ------------
U.S. TREASURY NOTES (6.08%)
  225,000   U.S. T-Note, 6.875%, 3/31/00                                228,443
   50,000   U.S. T-Note, 7.25%, 5/15/04                                  51,765
                                                                   ------------
                                                                        280,208
                                                                   ------------
U.S. TREASURY BILLS (1.38%)
   65,000   Federal Farm Credit Disc. Note, 3/17/97                      63,413
                                                                   ------------
            Total Government Securities
            (Cost $2,653,440)                                         2,639,347
                                                                   ------------
CORPORATE BONDS (9.19%)
  205,000   Associates Corp. Mtn, 5.55%, 7/15/98                        202,045
   45,000   Becton Dickinson, 8.8%, 3/1/01                               48,206
  102,000   Ford Motor Credit Corp, 8.87%, 6/15/99                      107,483
   65,000   Lehman Brother MTN, 8.05%, 1/15/19                           65,701
                                                                   ------------
            Total Corporate Bonds
            (Cost $425,700)                                             423,435
                                                                   ------------
*Denotes a floating rate investment with interest rate as of September 30, 1996.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                     SHORT-TERM GOVERNMENT PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (4.41%)
  130,000   Berry Creek Met Dist., 6.35%, 12/01/99                 $    127,238
   25,000   Broken Arrow, Oklahoma, 7.50%, 11/01/98                      25,563
   50,000   Columbia University, 8.35%, 11/13/01                         50,160
                                                                   ------------
            Total  Taxable Municipal Bonds
            (Cost $204,118)                                             202,961
                                                                   ------------

MORTGAGE-BACKED SECURITIES (23.09%)
COLLATERALIZED MORTGAGE OBLIGATIONS (22.24%)
  161,265   FHLMC 1250F, 7.00%, 4/15/19                                 161,691
   64,064   FHLMC 1299N, Zero Coupon, 6/15/97, 7.476%*                   61,789
   31,593   FHLMC 1358E 6.5%, 3/15/17                                    31,567
  125,056   FNMA 1990 104G CMO, 9.00%, 5/25/03                          125,932
  150,000   FNMA 1991-137 G, 8.30%, 6/25/20                             152,633
  175,000   Green Tree 1993-3 A3, 5.20%, 10/15/18                       173,623
  147,356   Housing Securities 1992-EA A6, Zero Coupon,
                    10/25/07, 9.128%*                                   106,701
   41,363   Housing Securities 92-EB B1A, 6.75%, 5/25/20                 41,203
   81,000   Nations Bank Credit Card, Master Trust Ser 1995-1
                    Class A, 6.45%, 4/5/03                               79,655
   89,000   Standard Credit Card Master, 6.75%, 6/7/00                   89,709
                                                                   ------------
                                                                      1,024,503
                                                                   ------------

FHLMC MORTGAGE-BACKED POOLS (.85%)
   40,055   FHLMC #A00851, 8.50%, 12/1/19                                39,174
                                                                   ------------
            Total Mortgage-Backed Securities
            (Cost $1,053,564)                                         1,063,677
                                                                   ------------

CASH EQUIVALENTS (5.56%)
CERTIFICATES OF DEPOSIT (2.08%)
  100,000   Manufacturers & Traders Bank, CD, 5.65%, 3/4/03,
            Callable 3/4/97 @ 100                                        95,749
                                                                   ------------

*Interest presented for zero coupon bond equates effective yield at date of purchase.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                     SHORT-TERM GOVERNMENT PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
MONEY MARKET MUTUAL FUNDS (3.48%)
  160,257   Norwest Adv U.S. Government fund, 5.02%                $    160,257
                                                                   ------------
            Total Cash Equivalents (Cost $254,507)                      256,006
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES (99.55%)
            (Cost $4,591,329)                                         4,585,426
                                                                   ------------

            Other Assets and Liabilities, Net (.45%)                     20,589
                                                                   ------------
            NET ASSETS 100.0%                                      $  4,606,015
                                                                   ============








Based on the cost of investments of $4,591,329 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $20,389, the aggregate gross unrealized depreciation was $26,292 and the net unrealized depreciation was $5,903.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                          PRIME MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (28.89%)
GOVERNMENT AGENCIES (7.08%)
   95,000   Federal Farm Credit Bank, 5.60%, 11/1/96               $     95,000
   25,000 Federal Home Loan Bank, 7.09%,  11/18/96                       25,042
  125,000 Federal Home Loan Bank, 7.10%, 10/25/96                       125,105
   20,000 Federal Home Loan Mtge Corp, 7.01%, 11/12/96                   20,027
                                                                   ------------
                                                                        265,174
                                                                   ------------
U.S. TREASURY BILLS (21.81%)
  100,000   Farmer Mac Discount Note, 1/02/97                            98,649
  165,000   FHLB Discount Note, 10/04/96                                164,927
  175,000   FNMA Discount Note, 2/10/97                                 171,631
   30,000   FHLMC Discount Note, 10/01/96                                30,000
   55,000   FNMA Discount Note, 10/01/96                                 55,000
  150,000   FNMA Discount Note, 11/15/96                                149,022
  150,000   FNMA Discount Note, 12/20/96                                148,271
                                                                   ------------
                                                                        817,500
                                                                   ------------
            Total U.S. Government Securities
            (Cost $1,082,674)                                         1,082,674
                                                                   ------------
CORPORATE BONDS (27.08%)
   95,000   American Express, 7.875%, 12/1/96                            95,308
  175,000   American General Finance Corp., 7.15%, 5/15/97              176,377
  125,000   Bankamercia Corp., 7.50%, 3/15/97                           125,833
  100,000   Chase Manhattan, 7.875%, 1/15/97                            100,717
   85,000   CitiCorp, 8.75%, 11/1/96                                     85,218
  100,000   Eastman Kodak, 8.55%, 5/01/97                               101,506
   23,000   Hospital Corp of America, 9.00%, Defeased to 3/15/97         23,224
   50,000   National, Rural Utility Corp., 9.50%, 5/15/97                51,073
  100,000   Norwest Financial, 6.25%, 2/15/97                           100,114
  155,000   Waste Management, 6.375%, 7/01/97                           155,335
                                                                   ------------
            Total Corporate Bonds
            (Cost $1,014,705)                                         1,014,705
                                                                   ------------


See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                      PRIME MONEY MARKET PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

  SHARE/
PAR VALUE             DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (2.66%)
  100,000   Lee County, FL Airport Rev., 5.45%, 10/1/96            $    100,000
                                                                   ------------

            Total  Taxable Municipal Bonds
            (Cost $100,000)                                             100,000
                                                                   ------------
CASH EQUIVALENTS (40.97%)
COMMERCIAL PAPER (14.01%)
  180,000 Anheuser-Busch Commercial Paper, 10/03/96                     179,948
  185,000 Cargill Commercial Paper, 10/01/96                            185,000
  160,000 Merrill Lynch Commercial Paper,10/01/96                       160,000
                                                                   ------------
                                                                        524,948
                                                                   ------------

REPURCHASE AGREEMENTS (26.96%)
  250,000 Merrill Lynch LMS Repo, 5.68%, 10/01/96*                      250,000
  760,331 Swiss Bank, Repo 5.70%, 10/01/96*                             760,331
                                                                   ------------
                                                                      1,010,331
                                                                   ------------

            Total Cash Equivalents
            (Cost $1,535,279)                                         1,535,279
                                                                   ------------

            TOTAL INVESTMENTS IN SECURITIES (99.60%)
            (Cost $3,732,658)                                         3,732,658
                                                                   ------------

            Other Assets and Liabilities, Net (.40%)                     15,064
                                                                   ------------
            NET ASSETS 100.0%                                      $  3,747,722
                                                                   ============






*The market value of the securities collateralizing these repurchase agreements (including accrued interest) are in excess of 102% of their resale price, and will not be less than 100% of their resale price over the term of the agreements. At September 30, 1996, the Merrill Lynch LMS repurchase agreement was collateralized by a mortgage-backed security with a market value of $253,998 and the Swiss Bank repurchase agreement was collateralized by a mortgage-backed security with a market value of $792,252.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                TOTAL                FIXED           SHORT-TERM         PRIME MONEY
                                           EQUITY              RETURN               INCOME           GOVERNMENT           MARKET
                                          PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in Securities
   at Value (Cost $22,197,597;
   $20,606,269; $10,368,596;
   $4,591,329 and $3,732,658
   respectively)                     $    24,276,868       $   21,556,597       $  10,325,314       $  4,585,426      $   3,732,658
Dividends & Interest Receivable               97,379              204,533             139,318             46,374             31,304
Investment Securities Sold                   119,726                  780               2,094                415                200
                                     ----------------------------------------------------------------------------------------------
Total Assets                              24,493,973           21,761,910          10,466,726          4,631,815          3,764,162

LIABILITIES:
Income Distribution Payable                  236,357              256,382              46,174             20,854             12,693
Investment Securities Purchased              197,245                   --             543,913              --                   --
Accrued Operating Expenses
   and Other Liabilities                      33,191               29,142              12,322              4,946              3,747
                                     ----------------------------------------------------------------------------------------------
Total Liabilities                            466,793              285,524             602,409             25,800             16,440
                                     ----------------------------------------------------------------------------------------------
NET ASSETS                           $    24,027,180       $   21,476,386       $   9,864,317       $  4,606,015      $   3,747,722
                                     ==============================================================================================

ANALYSIS OF NET ASSETS
Excess of amounts received from
   issuance of shares over
   amounts paid on
   redemptions of shares                  20,062,059           19,717,330           9,901,008          4,642,992          3,747,722
Undistributed net realized
   Gain/(Loss)                             1,881,038              803,495               5,541            (31,271)             --
Unrealized appreciation
   (Depreciation)                          2,079,271              950,328             (43,282)            (5,903)             --
Undistributed net investment
   income                                      4,812                5,233               1,050                197              --
                                     ----------------------------------------------------------------------------------------------
Net assets applicable to shares
   outstanding                       $    24,027,180       $   21,476,386       $   9,864,317       $  4,606,015      $   3,747,722
                                     ==============================================================================================

PRICING OF INITIAL SHARES
Net assets applicable to
   Initial Shares outstanding        $     6,830,729       $    3,580,571       $   1,866,976       $    242,415
                                     ===========================================================================
Shares outstanding,
   $ .001 par value*                         547,150              319,406             187,483             24,843
                                     ===========================================================================
Net asset value, offering price
   and redemption price
   (subject to contingent
   deferred sales charge) per
   Initial Shares                    $        12.484       $       11.210       $       9,958       $      9.758
                                     ===========================================================================
 *Shares outstanding reflect rounding to the nearest whole share.
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                   STATEMENT OF ASSETS AND LIABILITIES (CONT.)
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                              TOTAL              FIXED            SHORT-TERM          PRIME MONEY
                                         EQUITY              RETURN             INCOME            GOVERNMENT            MARKET
                                        PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SELECT SHARES
Net assets applicable to
     Select Shares outstanding       $    17,196,451       $   17,895,815       $   7,997,341       $  4,363,600      $   3,747,722
                                     ===============================================================================================
Shares outstanding,
     $ .001 par value*                     1,378,550            1,627,269             810,900            440,793          3,747,722
                                     ===============================================================================================
Net asset value, offering price
     and redemption price
     per Select Shares               $        12.474       $       10.997       $       9.862       $      9.899      $       1.000
                                     ===============================================================================================


*Shares outstanding reflect rounding to the nearest whole share.
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                             STATEMENT OF OPERATIONS
         FOR THE PERIOD APRIL 1, 1996 TO SEPTEMBER 30, 1996 (UNAUDITED)

                                                               TOTAL                FIXED            SHORT-TERM         PRIME MONEY
                                          EQUITY              RETURN               INCOME            GOVERNMENT           MARKET
                                         PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INCOME:
     Interest Income                   $    240,904        $    458,938         $     336,717       $    147,072     $     89,691
     Dividend Income                        381,419             165,097                   --                --                --
                                       --------------------------------------------------------------------------------------------
Total Income                                622,323             624,035               336,717            147,072           89,691
                                       --------------------------------------------------------------------------------------------

EXPENSES:
     Advisory Fees-CVC                       12,064              10,653                 4,808              2,275              818
     Sub-Advisory Fees-IMG                   51,873              45,807                20,672              9,779            3,764
     Administration Fee                      30,159              26,632                12,019              5,686            4,091
     Distribution Fee                        16,393               8,774                 4,512                605              --
     Fund Accouting Fee                       6,032               5,326                 2,404              1,137              818
     Transfer Agent Fee                       6,032               5,326                 2,404              1,137              818
     Custody Fees                            12,063              10,653                 2,404              1,137              818
     Other Expenses                          12,063              10,653                 4,808              2,274            1,637
                                       --------------------------------------------------------------------------------------------
Total Expenses                              146,679             123,824                54,031             24,030           12,764
                                       --------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                       475,644             500,211               282,686            123,042           76,927
                                       --------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
     Net Realized Gain\(Loss) on
       Investments                        1,151,823             473,573               (22,394)            (4,418)            (83)
     Net Change in Unrealized
       Depreciation                      (1,318,530)           (625,783)              (89,636)           (19,037)             --
                                       --------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS             (166,707)           (152,210)             (112,030)           (23,455)            (83)
                                       --------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
     FROM OPERATIONS                   $    308,937        $    348,001         $     170,656       $     99,587     $     76,844
                                       ============================================================================================


See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE PERIODS APRIL 1, 1996 TO SEPTEMBER 30, 1996
                     AND APRIL 1, 1995 TO SEPTEMBER 30, 1995

                                                           EQUITY                  TOTAL RETURN                FIXED INCOME
                                                          PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                                     1996           1995         1996          1995          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                        $    475,644   $   269,620    $   500,211    $   425,043   $   282,686  $  275,776
    Net Realized Gain (Loss) on Investments         1,151,823     1,056,364        473,573        652,230       (22,394)     42,528
    Net Change in Unrealized Depreciation          (1,318,530)    1,532,566       (625,783)       931,497       (89,636)    399,934
                                                 ----------------------------------------------------------------------------------
    Increase in Net Assets from Operations            308,937     2,858,550        348,001      2,008,770       170,656     718,238

    DISTRIBUTIONS:
    Dividend Distributions Paid
                     Initial Shares                   121,452        62,127         75,241         62,756        49,284      48,737
       Select Shares                                  353,561       206,806        427,419        360,105       236,318     225,356
    Capital Gain Distribution Paid
       Initial Shares                                       0             0              0              0             0           0
       Select Shares                                        0             0              0              0             0           0
                                                 ----------------------------------------------------------------------------------
    Total Distributions                               475,013       268,933        502,660        422,861       285,602     274,093

    CAPITAL SHARE TRANSACTIONS
    Sales-           Initial Shares                   868,998     1,233,927        421,020        517,308       580,916     581,885
                     Select Shares                  1,450,024       932,532        886,295        667,536       251,983     131,543
    Reinvestments-   Initial Shares                   103,803        55,568         69,488         73,241        46,927      47,609
                     Select Shares                    324,043       193,920        400,863        357,109       225,216     229,451
    Net Exchanges-   Initial Shares                         0         2,828              0          7,368        37,459       1,651
                     Select Shares                          0         1,000              0         (1,000)            0           0
    Redemptions-     Initial Shares                  (474,078)     (744,700)      (320,566)    (1,410,326)     (633,062)   (145,109)
                     Select Shares                 (2,534,368)     (746,212)      (789,302)      (426,898)      (92,569)    (55,296)

    Increase (Decrease) in Net Assets from       ----------------------------------------------------------------------------------
    Capital Shares Transactions                      (261,578)      928,862        667,798       (215,660)      416,870     791,734
                                                 ----------------------------------------------------------------------------------

    Total Increase (Decrease) in Net Assets          (427,654)    3,518,479        513,139      1,370,249       301,924   1,235,879
                                                 ----------------------------------------------------------------------------------

    NET ASSETS:
       Beginning of Period                        24,454,834     17,600,076     20,963,247     17,711,134     9,562,393   7,992,755
                                                 ----------------------------------------------------------------------------------
       End of Period                             $24,027,180    $21,118,555    $21,476,386    $19,081,383   $ 9,864,317  $9,228,634
                                                 ==================================================================================
Undistributed net investment
    income at end of period                      $      4,812   $     3,051    $     5,233    $     6,836   $     1,050  $    2,342


See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                   STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
               FOR THE PERIODS APRIL 1, 1996 TO SEPTEMBER 30, 1996
                     AND APRIL 1, 1995 TO SEPTEMBER 30, 1995

                                                                   SHORT-TERM                                     PRIME
                                                                   GOVERNMENT                                 MONEY MARKET
                                                                    PORTFOLIO                                   PORTFOLIO
                                                            1996               1995                     1996                  1995
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                            $     123,042       $     125,677         $       76,927        $      166,172
    Net Realized Gain (Loss) on Investments                 (4,418)                551                    (83)                    0
    Net Change in Unrealized Depreciation                  (19,037)             77,185                      0                     0
                                                     ------------------------------------------------------------------------------
    Increase in Net Assets from Operations                  99,587             203,413                 76,844               166,172
                                                     ------------------------------------------------------------------------------
    DISTRIBUTIONS:
    Dividend Distributions Paid
       Initial Shares                                        6,174               6,206                   ---                   ---
       Select Shares                                       118,594             118,725                 76,927               166,172
    Capital Gain Distribution Paid
       Initial Shares                                            0                   0                      0                     0
       Select Shares                                             0                   0                    (83)                    0
                                                     ------------------------------------------------------------------------------
    Total Distributions                                    124,768             124,932                 76,844               166,172
                                                     ------------------------------------------------------------------------------

    CAPITAL SHARE TRANSACTIONS
    Sales-            Initial Shares                         7,155               3,577                      0                     0
                      Select Shares                        170,954              84,505              1,883,146             2,910,678
    Reinvestments-    Initial Shares                         6,027               6,146                      0                     0
                      Select Shares                        112,832             114,241                 77,644               160,927
    Net Exchanges-    Initial Shares                             0                (667)                     0                     0
                      Select Shares                              0                   0                (37,459)              (11,180)
    Redemptions-      Initial Shares                        (6,875)               (939)                     0                     0
                      Select Shares                       (179,809)            (51,358)            (1,813,055)           (1,646,211)
                                                     ------------------------------------------------------------------------------
    Increase in Net Assets from
    Capital Shares Transactions                            110,284             155,505                110,276             1,414,214
                                                     ------------------------------------------------------------------------------
    TOTAL INCREASE IN NET ASSETS                            85,103             233,986                110,276               141,214
                                                     ------------------------------------------------------------------------------
    NET ASSETS:
       Beginning of Period                               4,520,912           3,993,343              3,637,446             5,522,368
                                                     ------------------------------------------------------------------------------
       End of Period                                 $   4,606,015       $   4,227,329         $    3,747,722        $    6,936,582
                                                     ==============================================================================
Undistributed net investment
income at end of period                              $         197       $       1,187         $            0        $            0


See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Capital Value Fund, Inc. (the Fund) was incorporated on October 7, 1992 and capitalized on May 6, 1993. The Fund is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management investment company issuing its shares in five series, each series representing a diversified portfolio with distinct investment objectives and policies. The Equity Portfolio seeks capital appreciation in a manner consistent with the preservation of capital through a diversified portfolio of common stocks and other equity-type securities. The Total Return Portfolio seeks a high total return from capital appreciation and current income, consistent with the preservation of capital, through a diversified portfolio of common stocks, other equity-type securities, bonds and money market instruments. The Fixed Income Portfolio seeks to provide a high level of income consistent with the preservation of capital and prudent investment risk through a diversified portfolio of marketable U.S. government and corporate debt securities. The Short-Term Government Portfolio seeks a high level of current income, consistent with minimum fluctuations in principal value, from investments primarily in U.S. government securities. The Prime Money Market Portfolio seeks preservation of capital, liquidity, and consistent with these objectives, the highest current income, through a diversified portfolio of high quality debt obligations with maturities of 397 days or less, issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements thereon, and corporate debt securities including commercial paper.

     The shares of each portfolio, except Prime Money Market Portfolio, are divided into Initial Shares and Select Shares. The Initial Shares of a portfolio may be purchased directly and may be subject to a CDSC charge if redeemed within six years. Select Shares are only available through conversion of Initial Shares after eight years, except for limited direct sales as defined in the prospectus. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are valued at the last sales price on the national securities exchange. Fixed Income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed Income securities in a portfolio having maturities of 60 days or less are valued by the amortized cost method.

     The Fund seeks to maintain a $1.00 per share net asset value for the Prime Money Market Portfolio and has adopted certain investment portfolio valuation and dividend and distribution policies to enable it to do so.

     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

     DISTRIBUTION OF INCOME AND GAINS

     Any dividends from the net income of the Fixed Income and Short-Term Government Portfolios will be distributed monthly, and any dividend from the net income of the Equity and Total Return Portfolios will be distributed quarterly. The Prime Money Market Portfolio declares daily and pays monthly dividends from net investment income. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the funds. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

2.   TRANSACTIONS WITH AFFILIATES

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Capital Value Corporation, (the Advisor), which, in turn, has entered into a sub-advisory agreement with Investors Management Group, (the Sub-Advisor), for management of each portfolio's assets. The annual fees for such services are 0.53 percent of the average daily net assets of the Equity, Total Return, Fixed Income, and Short-Term Government Portfolios and 0.28 percent of the average daily net assets of the Prime Money Market Portfolio.

     The Fund will also pay the  Sub-Advisor  annually  the lesser of $24,000 or
     0.15 percent of the average daily net assets of each of the Equity and Total Return Portfolios or 0.10 percent of the average daily net assets of each of the Fixed Income and Short-Term Government Portfolios for fund accounting services. The annual fee for the Prime Money Market Portfolio is the lesser of $18,000 or 0.10 percent of the daily net assets of the portfolio. This fee is for fund accounting and custodial services. The Sub-Advisor will also be paid annually 0.05 percent of the average daily net assets of each portfolio for services of Transfer and Dividend Disbursing Agent.

     The Fund has also entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services are not to exceed 0.25 percent of average daily net assets of the portfolios of the Fund.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; registration fees; printing and shareholder reports; transfer agent fees and expenses, legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc., (the Distributor), for the marketing and distribution of the initial shares of the Fund. The fees for such services are 0.50 percent of the average daily net assets of the Initial Shares class of each portfolio, except the Prime Money Market Portfolio for which the Distributor receives no fees.

     RELATED SHAREHOLDERS

     IASD Health Services Corp., IASD Health Services Savings and Investment Plan and Investors Management Group 401K/ESOP and Money Purchase Plan are all shareholders of the Fund as of September 30, 1996. A breakdown of each of thier holdings is listed below.

     IASD Health Services Corp.                                       SHARES
                                                                      ------
           Equity Portfolio                                          620,004
           Total Return Portfolio                                  1,192,247
           Fixed Income Portfolio                                    733.953
           Short-Term Government Portfolio                           358,052
           Prime Money Market Portfolio                           15,521,939

     IASD Health Services Savings and Investment Plan
           Equity Portfolio                                          691,732
           Total Return Portfolio                                    433,737
           Fixed Income Portfolio                                     56,737
           Short-Term Government Portfolio                            70,223

     IMG 401K/ESOP and Money Purchase Plan
           Equity Portfolio                                           43,525
           Total Return Portfolio                                      3,357
           Fixed Income Portfolio                                      5,577
           Short-term Government Portfolio                                47

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the period ended September 30, 1996, are as follows:

                                                                              Fixed           Short-Term                Prime
                                     Equity           Total Return           Income           Government            Money Market
                                    Portfolio           Portfolio           Portfolio          Portfolio              Portfolio
Purchases                           $5,874,763          3,907,347          2,688,031              905,273            121,581,099
Proceeds from sales                 $5,416,508          5,416,508          3,291,966            2,015,728            121,488,034

4.   CAPITAL TRANSACTIONS

     CONTINGENT DEFERRED SALES CHARGE

     The Fund may impose a contingent deferred sales charge against the original purchase price of all Initial Shares except those acquired by reinvestment of dividends. There is no charge upon redemption of any share appreciation or reinvested dividends on Initial Shares, or redemption of any Select Shares.

     During the period April 1, 1996 to September 30, 1996 no contingent deferred sales charges were collected.

4.   CAPITAL TRANSACTIONS, CON'T

     SHARE ACTIVITY

     The following tables summarize the activity in each class of capital shares of the Portfolios:

                                                                                                                      SHORT-TERM
                                         EQUITY                   TOTAL RETURN             FIXED INCOME               GOVERNMENT
INITIAL SHARES                          PORTFOLIO                   PORTFOLIO                PORTFOLIO                 PORTFOLIO
For the Semi-Annual period
ended September 30:                1996        1995            1996        1995          1996        1995          1996        1995
                                   ------------------------------------------------------------------------------------------------
Shares sold                        69,778      112,572         37,486      49,619        58,401      58,392         734         394
Shares issued in reinvest-
   ment of dividends                8,234        5,069          6,159       7,077         4,733       4,767         619         628
Shares exchanged                        0          595              0         690         3,805         163           0         (67)
Shares redeemed                   (38,199)     (65,597)       (28,677)   (138,565)      (63,504)    (14,510)       (705)        (96)
                                  -------------------------------------------------------------------------------------------------
Net increase/decrease from
   capital share transactions      39,813       52,639         14,968     (81,179)        3,435      48,812         648         859
                                  =================================================================================================

                                                                                              SHORT-TERM              PRIME
                                    EQUITY           TOTAL RETURN       FIXED INCOME          GOVERNMENT           MONEY MARKET
SELECT SHARES                      PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO             PORTFOLIO
For the Semi-Annual period
ended September 30:              1996      1995      1996     1995      1996     1995      1996      1995       1996         1995
                              -----------------------------------------------------------------------------------------------------
Shares sold                    116,496    87,790    80,693   63,859    25,666   13,176    17,291     8,495    1,883,146   2,910,678
Shares issued in reinvest-
   ment of dividends            25,719    17,728    36,202   34,984    22,933   23,221    11,421    11,529       77,644     160,927
Shares exchanged                     0        91         0      (97)        0        0         0         0      (37,459)    (11,180)
Shares redeemed               (204,831)  (65,821)  (72,264) (40,521)   (9,431)  (5,540)  (18,224)   (5,056)  (1,813,055) (1,646,211)
                              -----------------------------------------------------------------------------------------------------
Net increase/decrease from
   capital share transactions  (62,616)   39,788    44,631   58,225    39,168   30,857    10,488    14,968      110,276   1,414,214
                              =====================================================================================================

                            CAPITAL VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
        FOR THE SEMI-ANNUAL PERIODS APRIL 1 TO SEPTEMBER 30 (UNAUDITED)

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                      EQUITY PORTFOLIO                              TOTAL RETURN PORTFOLIO
                                         1996         1995         1994      1993*         1996        1995        1994       1993*
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $12.559     $ 10.615      $10.280   $ 0.000     $ 11.285     $ 10.113     $ 10.131   $ 0.000
                                     -----------------------------------------------------------------------------------------------
   Net Investment Income                  0.218        0.137        0.112     0.018        0.236        0.225        0.162     0.043
   Net Realized and Unrealized
     Gain on Investments                 (0.067)       1.483        0.230    10.002       (0.074)       0.932       (0.097)   10.123
                                     -----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          0.151        1.620        0.342    10.020        0.162        1.157        0.065    10.166
                                     -----------------------------------------------------------------------------------------------
Less:
   Distributions from
     Net Investment Income                0.226        0.134        0.117     0.018        0.237        0.221        0.153     0.042
                                     -----------------------------------------------------------------------------------------------
   Distributions from
     Net Realized Gains                   0.000        0.000        0.009     0.000        0.000        0.000        0.001     0.000
                                     -----------------------------------------------------------------------------------------------
     Total Distributions                  0.226        0.134        0.126     0.018        0.237        0.221        0.154     0.042
                                     -----------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD         $ 12.484     $ 12.101      $10.496   $10.002     $ 11.210     $ 11.049     $ 10.042   $10.124
                                     ===============================================================================================

Total Return                              1.20%        7.79%        3.12%     6.82%        1.46%        4.36%        0.62%     3.35%
     Net Assets, End of Period       $6,830,729   $5,641,376   $3,239,338   $62,697   $3,580,571   $3,167,131   $2,397,508   $16,201
 Ratio of Expenses
   to Average Net Assets                  1.58%        1.58%        1.57%     1.51%        1.58%        1.58%        1.56%     1.52%
 Ratio of Net Investment Income
   to Average Net Assets                  3.56%        2.37%        2.17%     1.31%        4.26%        4.23%        3.24%     2.04%
 Portfolio Turnover Rate                 22.37%       25.98%       28.84%     4.56%       16.40%       34.96%       44.53%    20.71%
 Average Commission Rate Paid
   to Broker                              0.27%        0.28%        0.00%     0.00%        0.27%        0.27%        0.00%     0.00%

*From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
        FOR THE SEMI-ANNUAL PERIODS APRIL 1 TO SEPTEMBER 30 (UNAUDITED)

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                       FIXED INCOME PORTFOLIO                      SHORT-TERM GOVERNMENT PORTFOLIO
                                                    1996        1995        1994      1993*       1996     1995      1994      1993*
NET ASSET VALUE, BEGINNING OF PERIOD           $   10.081   $    9.654   $  9.769   $ 0.000   $  9.816  $  9.649  $  9.765   $ 0.000
                                               -------------------------------------------------------------------------------------
   Net Investment Income                            0.275        0.295      0.234     0.130      0.241     0.274     0.198     0.052
Net Realized and Unrealized Gains
     on Investments                                (0.124)       0.513     (0.303)   10.346     (0.050)    0.185    (0.140)    9.941
                                               -------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    0.151        0.808     (0.069)   10.476      0.191     0.459     0.058     9.993
                                               -------------------------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                          0.274        0.290      0.248     0.129      0.249     0.276     0.207     0.051
                                               -------------------------------------------------------------------------------------
   Distributions from
     Net Realized Gains                             0.000        0.000      0.010     0.000      0.000     0.000     0.006     0.000
                                               -------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            0.274        0.290      0.258     0.129      0.249     0.276     0.213     0.051
                                               -------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $    9.958   $   10.172   $  9.442   $10.347   $  9.758  $  9.832  $  9.610   $ 9.942
                                               =====================================================================================

Total Return                                        1.57%        1.51%     -0.98%     0.25%      2.00%     1.41%     0.51%     0.41%
     Net Assets, End of Period                 $1,866,977   $1,854,870   $622,832   $26,224   $242,415  $224,519  $265,719   $ 6,468
   Ratio of Expenses
     to Average Net Assets                          1.53%        1.53%      1.51%     1.46%      1.53%     1.53%     1.51%     1.47%
Ratio of Net Investment Income
     to Average Net Assets                          5.46%        5.80%      5.04%     4.21%      4.92%     5.55%     4.36%     2.69%
Portfolio Turnover Rate                            22.37%       35.47%     30.75%    29.41%     19.92%   125.88%    44.61%    19.39%

*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
        FOR THE SEMI-ANNUAL PERIODS APRIL 1 TO SEPTEMBER 30 (UNAUDITED)

The following presents  information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                      EQUITY PORTFOLIO                                      TOTAL RETURN PORTFOLIO
                                    1996         1995        1994       1993*         1996         1995         1994          1993*
NET ASSET VALUE,
   Beginning of Period         $    12.548  $    10.603  $    10.266  $   10.000  $    11.075  $     9.932  $     9.966  $   10.000
                               -----------------------------------------------------------------------------------------------------
   Net Investment Income             0.259        0.162        0.132       0.049        0.262        0.248        0.183       0.093
   Net Realized and Unrealized
     Gains on Investments           (0.077)       1.485        0.212       0.030       (0.076)       0.916       (0.097)     (0.001)
                               -----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     0.183        1.647        0.344       0.079        0.186        1.164        0.086       0.092
                               -----------------------------------------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income           0.256        0.162        0.127       0.049        0.264        0.247        0.182       0.092
                               -----------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS             0.256        0.162        0.127       0.049        0.264        0.247        0.182       0.092
                               -----------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF PERIOD               $    12.474  $    12.088  $    10.483  $   10.030  $    10.997  $    10.849  $     9.870  $   10.000
                               =====================================================================================================

Total Return                         1.46%        7.92%        3.37%       7.90%        1.71%        4.49%        0.87%        3.06%
Net Assets, End of Period      $17,196,450  $15,477,179  $11,593,898  $9,101,541  $17,895,815  $15,905,252  $13,083,175  $11,434,625
Ratio of Expenses
  to Average Net Assets              1.08%        1.08%        1.05%       1.02%        1.08%        1.08%        1.05%        1.02%
Ratio of Net Investment Income
  to Average Net Assets              4.07%        2.87%        2.54%       1.53%        4.76%        4.74%        3.67%        2.65%
Portfolio Turnover Rate             23.57%       25.98%       28.84%       4.56%       16.40%       34.96%       44.53%       20.71%
Average Commission Rate Paid         0.27%        0.28%        0.00%       0.00%        0.27%        0.27%        0.00%        0.00%
  to Brokers

*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
        FOR THE SEMI-ANNUAL PERIODS APRIL 1 TO SEPTEMBER 30 (UNAUDITED)

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                FIXED INCOME PORTFOLIO                       SHORT TERM GOVERNMENT PORTFOLIO
                                       1996        1995        1994          1993*       1996        1995        1994        1993*
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    9.987  $    9.566  $    9.682  $   10.000   $    9.954     $  9.776  $    9.886   $  10.000
                                   -------------------------------------------------------------------------------------------------
   Net Investment Income                0.293       0.314       0.257       0.179        0.269        0.302       0.228       0.114
Net Realized and Unrealized
     Gains on Investments              (0.120)      0.511      (0.325)      0.300       (0.051)       0.188      (0.153)     (0.080)
                                   -------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        0.173       0.825      (0.068)      0.479        0.218        0.490       0.075       0.194
                                   -------------------------------------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income              0.298       0.313       0.256       0.178        0.273        0.300       0.227       0.113
                                   -------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                0.298       0.313       0.256       0.178        0.273        0.300       0.227       0.113
                                   -------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $    9.862  $   10.078  $    9.358  $   10.301   $    9.899     $  9.966  $    9.734  $   10.081
                                   =================================================================================================
Total Return                            1.83%       1.63%      -0.72%       0.46%        2.26%        1.54%       0.76%       2.82%
Net Assets, End of Period          $7,997,341  $7,373,764  $6,269,610  $6,314,336   $4,363,600   $4,002,810  $3,618,530  $3,435,995
Ratio of Expenses
     to Average Net Assets              1.03%       1.03%       1.00%       0.97%        1.03%        1.03%       1.00%       0.97%
Ratio of Net Investment Income
     to Average Net Assets              5.96%       6.30%       5.36%       4.78%        5.42%        6.05%       4.63%       3.18%
Portfolio Turnover Rate                22.37%      35.47%      30.75%      29.41%       19.92%      125.88%      44.61%      19.39%

*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.
See notes to financial statements.

                            CAPITAL VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
        FOR THE SEMI-ANNUAL PERIODS APRIL 1 TO SEPTEMBER 30 (UNAUDITED)

The following presents  information  relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                           PRIME MONEY MARKET PORTFOLIO
                                                   1996         1995          1994          1993*
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     1.000   $      1.000   $    1.000   $     1.000
                                             -----------------------------------------------------
Net Investment Income                              0.024          0.026        0.018         0.009
Net Realized and Unrealized
     Gains on Investments                          0.000          0.000        0.000         0.000
                                             -----------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   0.024          0.026        0.018         0.009
                                             -----------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                         0.024          0.026        0.018         0.009
                                             -----------------------------------------------------
TOTAL DISTRIBUTIONS                                0.024          0.026        0.018         0.009
                                             -----------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $     1.000   $      1.000   $    1.000        $1.000
                                             =====================================================

Total Return                                       2.40%          2.60%        1.79%         2.90%
Net Assets, End of Period                    $ 3,747,722   $  6,936,582   $5,288,801   $ 5,054,147
Ratio of Expenses
     to Average Net Assets                         0.78%          7.79%        0.75%         0.75%
Ratio of Net Investment Income
     to Average Net Assets                         4.69%          5.27%        3.58%         2.46%
Portfolio Turnover Rate                            0.00%          0.00%       22.84%         0.00%

*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.
See notes to financial statements.